UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 12, 2020 (August 6, 2020)

Commission file number 001-36558
Townsquare Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware		27-1996555
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

One Manhattanville Road
Suite 202
Purchase,	New York	10577
(Address of Principal Executive Offices)		(Zip Code)
(203) 861-0900
Registrant's telephone number, including area code

Not applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	TSQ	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                    Emerging growth company   ☐

If an emerging growth company indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
On August 6, 2020, Townsquare Media, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). As of the record date of July 1, 2020, there were 14,330,220 shares of Class A common stock (each entitled to one vote per share) and 3,011,634 shares of Class B common stock (each entitled to ten votes per share) outstanding and entitled to notice of and to vote at the Annual Meeting. The matters voted upon at the Annual Meeting and the results of the voting are set forth below (expressed in number of votes).
Proposal 1 - Election of Directors
Stockholders approved the reelection of Stephen Kaplan and Bill Wilson, each to serve as a director for a three-year term expiring at the 2023 Annual Meeting of Stockholders (and until his successor is duly elected and qualified) or until such director's earlier resignation, retirement or other termination of service. The voting results for this proposal were as follows:

	For	Withhold	Broker Non-Votes
Stephen Kaplan	33,379,391	2,841,732	2,491,955
Bill Wilson	33,514,385	2,706,738	2,491,955

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm
Stockholders ratified the appointment of BDO USA, LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2020. The voting results were as follows:

For	Against	Abstain
38,561,287	40,679	121,112

Proposal 3 - Advisory Vote on Named Executive Officer Compensation
Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
35,651,172	453,374	116,577	2,491,955

Proposal 4 - Advisory Vote on Frequency of Future Advisory Votes on Named Executive Officer Compensation
Stockholders approved, on an advisory basis, the holding of the stockholder advisory vote on named executive officer compensation every three years. The voting results were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
2,487,105	14,238	33,644,281	75,499	2,491,955
The Company has considered the outcome of this advisory vote and has determined, as was recommended with respect to this proposal by the Company’s Board of Directors in the Company’s Definitive Proxy Statement for the Annual Meeting, that the Company will hold future say-on-pay votes every three years until the occurrence of the next advisory vote on the frequency of say-on-pay votes. The next advisory vote regarding the frequency of say on pay votes is required to occur no later than the Company’s 2026 Annual Meeting of Stockholders.

Proposal 5 - Stockholder Proposal Requesting That the Company Initiate the Appropriate Process to Adopt a Majority Voting Standard in Uncontested Director Elections
Stockholders rejected a stockholder proposal requesting that the Company initiate the appropriate process to adopt a majority voting standard in uncontested director elections. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
4,053,763	32,084,324	83,036	2,491,955

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWNSQUARE MEDIA, INC.

By:	/s/ Stuart Rosenstein
Name: Stuart Rosenstein
Title: Executive Vice President and Chief Financial Officer

Date: August 12, 2020

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